

Investor Presentation

gevo

Company Overview

Patrick Gruber, CEO - June 2019

FORWARD LOOKING STATEMENTS

Any statements in this presentation about our future expectations, plans, outlook and prospects, and other statements containing the words "believes," "anticipates," "plans," "estimates," "expects," "intends," "may" and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to: the success of our sales and production efforts in support of the commercialization of our products; our growth plans and strategies; the benefits and characteristics of our technologies and products; the sizes of markets for our products; our ability to raise funds to continue operations or fund growth projects; our projected revenues or sales; our ability to become profitable; laws and regulations supporting or providing economic advantages to low-carbon products; the potential that adverse changes could be made to laws and regulations supporting or providing economic advantages to low-carbon products; and other factors discussed in the "Risk Factors" of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in other filings that we periodically make with the SEC. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation, and as such we anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

GEVO TECHNOLOGY & PRODUCTS ADDRESS THE NEED FOR LOW CARBON FUELS

Raw Materials


Now
Enabled
Future



Ethanol/Isobutanol Plant



Isobutanol to Jet Fuel and Isooctane Plant



High Performance Oxygenate Blendstocks for Gasoline (Ethanol and Isobutanol)

Gevo produces & sells low-carbon, renewable, high-performance fuel products



Fully Renewable Isooctane for Gasoline



Fully Renewable Jet Fuel

ENORMOUS MARKET POTENTIAL

Mainstream markets of billions of $



Jet: 89B gallons
Via renewable Jet Fuel
Solvents: 1.2B gallons
gevo
PX: 17.5B gallons
Via renewable pXylene
Butenes: 2.1B gallons
Via renewable Butylene
Renewable Gasoline (Isooctane): 320B gallons
Via renewable Isooctane
Off-Road Gasoline Blendstock: 1.8B gallons
On-Road Gasoline Blendstock: 41.2B gallons

- Isobutanol (IBA)
- IBA-derived "Drop in" Hydrocarbons

Proven product performance and potential economics using proprietary technology is expected to lead to large profitable business

SUMMARY

Business Overview

- Headquarters: Englewood, CO
- Founded: 2005
- Employees: ~50 (20 in Colorado, 30 in Minnesota,)
- Proprietary technology position (patents and know-how) for the production of isobutanol and hydrocarbon fuels and chemicals
- **Proven Technologies**
- **Produces: Ethanol, IBA, Jet Fuel, Isooctane, Feed, Corn Oil**

Facility Overview

- Corporate Headquarters (Englewood, CO) – Houses corporate functions and Gevo's main R&D laboratories
- Alcohol Production Facility (Luverne, MN) – 20MGPY Ethanol, 1.5 MGPY IBA. Potential for low carbon credits. Potential to build out IBA to 14-18 MGPY leveraging existing facility
- Jet and Isooctane Biorefinery (Silsbee, TX) – Demo/specialty commercial facility that transforms isobutanol to jet fuel, isooctane and para-xylene (PX). 100 KGPY of capacity


Luverne Facility


Silsbee Facility

End Markets Served

- Ethanol
- Animal Feed, protein, and corn oil
- Renewable jet fuel
- Renewable gasoline (isooctane)
- Specialty chemicals and solvents
- Specialty gasoline blendstock
  - "Ethanol (ETOH) free" high octane gasoline
    - Marine / Off-road blendstock
    - On-road use for high performance, racing and classic cars

Customers, Partnerships, and Agreements

Lufthansa, Haltermann Carless, praj, ASIG, Total, Coca-Cola, Musket, Gulf, BCD, air bp, FedEx, Alaska Airlines, Kinder Morgan, Virgin australia, Jackson Oil, TORAY

OTHER RELEVANT INFORMATION

- Cash (03/31/2019):
  - $35 Million
- Debt (3/31/2019):
  - 2020 Notes (Whitebox): $13.9 million principal
- Common Shares (3/31/2019):
  - ≈ 11.9 million

- Warrants
  - 55,969 Warrants outstanding
    - 4,176 @ $3.80/share strike price
    - 14,088 @ $40.00/share strike price
    - 37,705 @ >$50/share strike price
- Current Analysts
  - Amit Dyal, HC Wainwright
- 3.2% stock held by GEVO management and insiders

STRATEGY

Focus: Defossilized liquid transportation fuels

- Exploit low Carbon Intensity (CI) ethanol to generate cash and develop low carbon infrastructure
  - Sell low CI ethanol to California (CA) market where value of carbon is accepted
  - Offset electricity with wind
  - Establish a supply of RNG from manure to our Luverne Facility
  - Achieve large growth by expanding production capabilities at the Luverne Facility and licensing isobutanol to jet fuel and isooctane
  - Build out facility in Luverne to "showcase" the technology
    - 1MGPY hydrocarbon production line (already secured offtake)
    - 18MGPY IBA with 10-12MGPY hydrocarbon plant (~50% secured offtake in place currently)
  - License to others using appropriate feedstock for the region

Production technologies work, products work, our focus is deployment of assets balanced against the demand of product and driving towards profitability. The future is all about defossilized liquid transportation fuels.

DRIVING THE CI SCORE DOWN

We are planning to use wind electricity and manure biogas, both accepted in CA



PETRO-JET
80 G/MJ FUEL CO2 EMISSIONS
0 G/MJ FUEL CO2 EMISSIONS
REPLACE CARBON FEEDSTOCK SOURCE
REPLACE FOSSIL ENERGY SOURCES
CAPTURE SOIL CARBON

CI Target from initial deployment of wind and biogas



Current CI vs. Feedstock
Fuel Type
Ethanol
Current CI
90
80
70
60
50
40
30
20
Corn
Molasses
Sorghum
Feedstock

The CI has potential to be driven to negative with more biogas, or with agricultural practices (soil capture of carbon with documentation)

LOW CARBON CYCLE SUSTAINABLE CORN



CO_2
Sequestration
Sustainably Grown Raw Material
Sustainable Fertilizer
BioGas
BioGas Plant
Biofuel Plant
Manure
Wind Power
Protein and Feed
Dairy, Beef, Poultry & Pigs to Food

~10lbs of protein and animal feed per gallon of jet fuel/isooctane

CELLULOSIC FEEDSTOCKS ARE POSSIBLE


CO2
Sequestration
Biofuel Plant
Combined Heat and Power Plant

praj

Cane, Molasses, Bagasse, Rice Straw, Wheat Straw, Corn Stover



Renmatix

Wood, Forestry Residues, Slash, Stover



DRIVING TO PROFITABILITY—PART 1

Wind Electricity and Combined Heat and Power (CHP) (In Development)

1 MGPY Hydrocarbon Plant (In Development)



Biogas from Gevo Energy (in development)

Shockwave Dry Frac (already deployed)



Hi-Protein



Bran Feed



DDGs Feed

~100 Million lbs./ yr. Feed Products



~3 Million lbs./ yr. Food Grade Corn Oil


IBA
JET
IO
EtOH

~1.5 MGPY IBA

~500 kGPY Jet Fuel

~500 kGPY Isooctane

~20-26 MGPY EtOH

PART 2
BUILD OUT LARGE SCALE IBA AND HYDROCARBONS (JET AND ISOOCTANE)



Wind Electricity and Combined Heat and Power (CHP) (In Development)
New IBA Fermenters
1 MGPY Hydrocarbon Plant (In Development)
10-12 MGPY Hydrocarbon Plant
Anaerobic Digestion
Biogas from Gevo Energy (In Development)
Shockwave Dry Frac (already deployed)



Hi-Protein
Bran Feed
DDGs Feed

~200 Million lbs./ yr.
Feed and related products



~6 Million lbs./ yr.
Food Grade Corn Oil



IBA
JET
IO
EtOH

~1-3 MGPY IBA	~8 MGPY Jet Fuel	~2 MGPY Isooctane	~20-26 MGPY EtOH

MAKING MONEY WITH GEVO PRODUCTS—SPECIALTY MARKETS FIRST

We are initially targeting markets where technical value shines

By delivering technical properties that are more valued…



Net Selling Price of Gevo Product
Technical Value
Market Price of Petro-Based Product

In some cases, Gevo can simply win on price…



Net Selling Price of Gevo Product
Market Price of Petro-Based Product

Isooctane and IBA fit this profile

The information on this page is illustrative and the graphs are not to scale. The selling prices are dependent on a number of known and unknown factors, including, but not limited to, the price of oil, the price of comparable oil-based products, renewable or "green" carbon value, and the laws and regulations affecting renewable carbon value.

WE CAN BE COST COMPETITIVE WITH COMMODITY PETRO-BASED FUELS


RINS
LCFS
EU RED
Mandates
Other
Margins and Returns on CapEx
Green Value
Premium
Market Price of Petro-Based Product
COGS of Low Carbon Product
Net Selling Price of Low Carbon Product
Price of Fossil Carbon Fuel Product
Price of Renewable Low Carbon Fuel Product
Net Price of Renewable Low Carbon Fuel Product

- Carbon value is more reliable because of the Low Carbon Fuel Standard (LCFS) and EU RED policies
  - Potential debt providers have indicated that they are more comfortable with ongoing value of carbon
- We have contracted about 50% of our planned expansion for IBA and hydrocarbon, and we expect to complete the rest of the volume in the near term

The information on this page is illustrative and the graphs are not to scale. The selling prices are dependent on a number of known and unknown factors, including, but not limited to, the price of oil, the price of comparable oil-based products, renewable or "green" carbon value, and the laws and regulations affecting renewable carbon value.

LOW CARBON FUELS ARE EXPECTED CROSS OVER IN NET PRICE



At this point, licensing of our technology is expected to accelerate
Price
Petro Fuel
Potential Renewable Hydrocarbon Fuel Net Price*
Time

LICENSING HAS JUST BEGUN

BUILD OUT STRATEGIES	
Side-by-Side /Retrofit	• Side-by-Side at Luverne Facility validates the model of isobutanol/ethanol co-production • Opportunities exist to completely retrofit and transform underperforming ethanol plants
Greenfields/ Brownfields	• 6 projects in discussion for projects other than Luverne, 2 with MOU's in place



NORTH AMERICAN MARKET

Blended business model

- Own and operate Luverne Facility
- Potentially build additional capacity at Luverne Facility

Licensing model

- Leverage balance sheets of others

INTERNATIONAL MARKET

Licensing model

- Praj and Gevo have completed the Process Design Package for molasses as a feedstock
- Currently negotiating licenses. Initial target licensees located in India

How to defossilize, finance, and build out the business



POTENTIAL CORPORATE STRUCTURE AND FINANCING


Step1a
We are working to raise $30-40M debt:
Refi of Sr Secured Note: ~$15M
1MGPY Hydrocarbon plant: $16M
Investment in Gevo Energy and other projects: Up to $9M
GEVO INC
Equity
Engineering
Project Development
EBITDA
Equity
Technology
Engineering
Project Development
EBITDA
RNG Offtaker
RNG To Pipeline
Possible Third-Party Equity
Juhl Energy (Wind Project JV) Already funded, In development
PPA
AGRI-ENERGY (existing ethanol and IBA plant)
RNG Offtake
Gevo Energy (RNG Project Co)
In development
Project Debt
Step 1b
LOI in place for USDA Loan guarantee
Potential Project Debt
1MGPY Hydrocarbon LLC
In development
Offtake Contract complete
Start Construction When Financed
Digestor 1 LLC
In development
Digestor 2 LLC
In development
Renewable Natural Gas (RNG) is about $10-20/MMBTU more valuable as liquid fuel compared to pipeline
Step 2: Build out of Luverne Facility Anticipated to be project financed.
Potential Project Debt
18 MGPY IBA
12 MGPY LLC
In development
~50% of Offtake Contracts Complete
Digestor 3
Follow-on Stage
Prelim Development
Future Digestor LLCs
Future Expansion

A 1MGPY HYDROCARBON PLANT AT LUVERNE MAKES GOOD BUSINESS SENSE

Potential investment gives strong returns, doesn't depend on carbon value

- Addresses the short- and near-term demand for isooctane for racing and packaged fuels, as well as biojet for business aviation (we could sell more if we had more product)
- Contracts are in place that would make this small plant profitable:
  - Halterman Carless
  - AvFuels
  - Several others in line for capacity
- Integration of all hydrocarbon production in-line with existing Luverene 1.5MGPY isobutanol facility, lowering operating costs and improving carbon intensity
- Captures premium pricing in these niche markets without any consideration of carbon value premiums, for example bioisooctane currently sells for $75/gal due to scarcity
- Capital cost expected to be about $16M with deployment time of 12-14 months

Expected to give a relatively short payback given the contracted prices and expected margins

GEVO ENERGY, A SUBSIDIARY OF GEVO

Purpose: Gevo is in the process of forming Gevo Energy, LLC to develop renewable natural gas for the use at the Luverne Facility and for selling to the pipeline

- Gevo's Luverne Facility is uniquely situated in a region rich in dairy and cattle farming with approximately 1.3M mmbtu of RNG production potential across 25 farms
- Phase 1 would be expected to supply enough manure for Gevo Energy to produce approximately 240,000 mmbtu of RNG, with the option to expand to 300,000 mmbtu. Other phases are expected to be developed as project financing becomes available
- Gevo Energy would have a "backstop" of selling to the pipeline if Agri-Energy couldn't take the RNG
- The digestor equipment vendor has been selected with a strong track record with over 120 successful digestors deployed
- Ideal for a project finance approach: LOI for project debt financing is in place
- Expected to be profitable and cash generating whether selling biogas to Gevo or a pipeline distributer

The biogas is more valuable being valorized via liquid biofuels than for selling directly to the pipeline. Gevo Energy would focus on meetings Gevo's needs for RNG first, and later develop RNG for use by others including the pipeline

GEVO ENERGY: USING DAIRY, AND LATER, BEEF TO MAKE RENEWABLE NATURAL GAS (RNG)


Potential Manure Biogas System
Potential Stillage Biogas System
Blue Mound Dairy
Luverne
LUVERNE
Several Sites in Iowa

Possible manure biogas production. Currently in discussions and analysis

MARKETS AND PRODUCTS


Biofuel
powered.

THE AVIATION INDUSTRY HAS AN OPPORTUNITY… AND A PROBLEM

They are expecting to experience strong growth….
But, they have promised to hold GHG emissions Flat from 2020 onward

World Jet Fuel Demand



Year over Year Projected Jet Fuel Demand Growth: ~3BGPY
180.00
170.00
160.00
150.00
140.00
130.00
120.00
110.00
100.00
30BGPY Needed within 10 years
Growth that the airlines industry intends to be offset for GHG's
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040



The New York Times

Opinion

FREE TRIAL | LOG IN

EDITORIAL

Jets Will No Longer Get a Free Ride on Carbon Emissions

Airplanes on the tarmac at San Francisco International Airport.
JUSTIN SULLIVAN / GETTY IMAGES

By THE EDITORIAL BOARD
FEBRUARY 13, 2016



The New York Times | http://nyti.ms/23TGYIG

ENERGY & ENVIRONMENT

U.N. Agency Proposes Limits on Airlines' Carbon Emissions

By JAD MOUAWAD and CORAL DAVENPORT FEB. 8, 2016

After more than six years of negotiations, the global aviation industry agreed on Monday to the first binding limits on carbon dioxide emissions, tackling the fastest-growing source of greenhouse gas pollution.

PRODUCTS WORK, WE ARE BUILDING EXPERIENCE

FLYGREEN
Fueled by Gevo

Lufthansa
UNITED
ATLAS AIR
KINDER MORGAN
ETIHAD AIRWAYS
KOREAN AIR
air bp
CATHAY PACIFIC



CHICAGO O'HARE
FARNBOROUGH AIRPORT
BRISBANE AIRPORT
VAN NUYS
FRAMINGDALE NEW YORK AIRPORT

World Fuel Services
PIAGGIO
Cessna
CIRRUS AIRCRAFT

australia
Queensland Government
CALTEX
VIVA Energy Australia

AVFUEL
VNAA
PHILLIPS 66
IBAC
JAL
ASIG
NATA

EMBRAER
DASSAULT AVIATION
BOMBARDIER
Gulfstream

WE INTEND TO REPLACE THE "WHOLE GALLON" OF GASOLINE

Isooctane

- Key ingredient. It works; we are making it and selling it
- Small engine, packaged fuels, engine OEM and racing
- Low carbon and clean (low sulfur, low aromatics, low olefins)









Haltermann Carless

BCD

TOTAL

bp

gevo

Certificate of Analysis

Product Code: IBF007

Product Description: Renewable Isooctane

Lot Number	F07SF33001
Manufacture Date	8/15/2016
Tested By (print and sign)	Jesse Hellums (Signed Electronically)
Test Date	8/15/2016
Approved By (print and sign)	Glenn Johnston (Signed Electronically)

Tests	Method	Specification	Results
Appearance at 60°F (15°C)	Visual	Bright and Clear	Pass
Density @ 60°F (lb/gal)	ASTM D4052	Report	5.88
Bio Content	ASTM D6866	>95%	>95%
Water (mg/kg)	ASTM D6304	<150 ppm	91 ppm
Olefin	ASTM D1319	<5.0%	0.0%
Sulfur Content (mg/kg)	ASTM D5453	<10.0 ppm	<0.16 ppm
Reed Vapor Pressure	ASTM D5191	Report	1.7 psi
Research Octane Number (RON)*	ASTM D2699	>95	98.0
GC Analysis – C8 Content	GEVO F36	>95%	96.1%

* Performed by Inspectorate Labs, 6175 Highway 347, Beaumont, Texas 77705-7657 Phone: 409-212 9322

ISOOCTANE IN PERFORMANCE FUELS

Start with high value niche


RedBull
RedBull
MODIFIED MAG




CAT
22

Haltermann Carless

ISOBUTANOL AS A GASOLINE BLENDSTOCK

Isobutanol delivers better properties than other renewable alcohol blendstocks

- Higher energy (potential for more miles per gallon)
- Less corrosivity (less wear and tear on certain types of engines)

Ethanol Free Gasoline in Houston










Ethanol Free: ~7BGPY*
Ethanol Containing Gasoline: ~133 BGPY*
Market Size: ~140 BGPY*

Focus is to develop markets and deployment channels in key markets where ethanol free gasoline is in demand

*Sources: US DOE – gasoline, US EPA/American Petroleum Institute: E0 market size, Stillwater consulting

KEY DEALS

Low CI Ethanol
- Eco-Energy
  - Markets and Distributes Gevo ethanol

Isooctane (for renewable gasoline)
- Haltermann Carless
  - Long-Term supply agreement for renewable isooctane worth up to $180 million signed for capacity from demo plant and full scale plant
  - Developing EU market
  - Multi-billion EU German chemical company

Low CI Jet Fuel
- AvFuel
  - Off-take agreement for capacity from demo plant and full scale plant
  - AvFuel serves corporate aviation with more than 3000 locations
- Other meaningful customers still in negotiation

Low CI Isobutanol
- Buc-ee's developing retail market in Houston
  - Expanded from 2 to ~200 pump in 2017

Pipeline of licensing opportunities:
- C4 Platform
- Alcohol and light olefins to gasoline, diesel and jet

BUSINESS SUMMARY

The Problem:

- Fossil fuels emit fossil greenhouse gasses (GHGs)
- Companies want to mitigate liability
- Governments want to reduce GHG emissions
- Consumer's care about pollution and want GHGs addressed

The Solution:

- "Decarbonize." Lower the carbon footprint of fuels by replacing the fossil carbon with "green" carbon. Use renewable energy in production and produce mainstream products with enhanced properties: Isobutanol (IBA), jet fuel, isooctane for renewable gasoline.
- **Gevo has proven proprietary technology to "decarbonize" IBA, jet fuel and isooctane for renewable gasoline**

Business Strategy:

- Gevo has shown that the technologies work and that products have potential to meet the market needs
- Aggregate the demand of renewable IBA, jet fuel, and hydrocarbons and work to secure financeable off-take that support project financing for the build-out of IBA, jet fuel and isooctane.
- Use low carbon ethanol to improve profitability and establish plant site infrastructure for expansion to make larger scale low carbon IBA, jet fuel and isooctane. With low CI ethanol, we expect to reduce our cash burn (GSA&RD) over the next two years, potentially even becoming profitable on a Cash EBITDA[1] basis, depending on spend needed for IBA and Hydrocarbons.
- Build out IBA, jet, and isooctane, with project financing (currently targeting 30% equity and 70% debt). Luverne production site would be expected to have potential to achieve over $100 M per year revenue and Gevo could become profitable on a Cash EBITDA[1] basis. Establish growth in multiple markets by producing and selling products.
- License technology establishing large production facilities in other regions of the world

1 Cash EBITDA is a non-GAAP measure and is calculated by adding depreciation and non-cash stock compensation to GAAP loss/income from operations.

Thank You


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FUTURE